Legg Mason Partners Master Portfolio Trust


April 5, 2007
Legg Mason Investor Services, LLC
100 Light Street
Baltimore, Maryland  21202
Re:	Placement Agency Agreements
Ladies and Gentlemen:
      Reference is made to the Placement Agency
Agreements,
each dated as of December 1, 2005 (each, as amended to date, an Agreement and, collectively, the Agreements), by and between each investment management company identified as an Old Entity on Exhibit A hereto (each, an
Investment Company and, collectively, the Investment
Companies), on behalf of each of its series, if any, identified as an Old Series on Exhibit A hereto (each, a
Fund and, collectively, the Funds), and Legg Mason
Investor Services, LLC.
      In connection with a restructuring of the complex of which the Investment Companies and Funds are a part, as of the close of business on April 13, 2007 (the Closing
Date), the Investment Companies and Funds will be reorganized as set forth on Exhibit A hereto.
      On the Closing Date, (i) Master Portfolio Trust, which is identified as the New Entity on Exhibit A hereto, shall become a party to each Agreement and, on behalf of each corresponding New Series identified on Appendix A hereto, shall assume all of the rights and obligations under the Agreement of the corresponding Old Entity with respect to each applicable Old Series (or, if such Old
Entity has no Old Series, with respect to the Old
Entity
itself), and (ii) each Old Entity shall cease to be a party to the applicable Agreement and shall have no rights or obligations thereunder.
      Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of any of the Agreements.

[signature page to follow]


Please sign below to evidence your consent and agreement to the above.

EACH INVESTMENT MANAGEMENT COMPANY
IDENTIFIED ON EXHIBIT A HERETO AS
AN OLD ENTITY
OR A NEW ENTITY

By:
Name:
Title:

Consented and Agreed to:

LEGG MASON INVESTOR SERVICES, LLC


By:
Name:
Title:



Exhibit A

INVESTMENT MANAGEMENT COMPANIES AND
SERIES INVOLVED IN RESTRUCTURINGS

Old Entity
Old Series
New Entity
New Series




Liquid Reserves
Portfolio

n/a
Master Portfolio
Trust
Liquid Reserves
Portfolio
Tax Free
Reserves
Portfolio

n/a
Master Portfolio
Trust
Tax Free
Reserves
Portfolio
U.S. Treasury
Reserves
Portfolio

n/a
Master Portfolio
Trust
U.S. Treasury
Reserves
Portfolio
Institutional
Portfolio
Institutional
Enhanced
Portfolio

Master Portfolio
Trust
Institutional
Enhanced
Portfolio

Prime Cash
Reserves
Portfolio

Master Portfolio
Trust
Prime Cash
Reserves
Portfolio

SMASh Series M
Portfolio

Master Portfolio
Trust
SMASh Series M
Portfolio

SMASh Series C
Portfolio

Master Portfolio
Trust
SMASh Series C
Portfolio

SMASh Series EC
Portfolio

Master Portfolio
Trust
SMASh Series EC
Portfolio

SMASh Series MEC
Portfolio
Master Portfolio
Trust
SMASh Series MEC
Portfolio



1

3

ACTIVE/2673239.2


ACTIVE/2673239.2